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                                                                   EXHIBIT 10.3

                                  AMENDMENT TO
                         PRODUCTS DISTRIBUTOR AGREEMENT
                                    BETWEEN
                            PRODUCTS VENTURE L.L.C.
                                      AND
                               ANTEC CORPORATION


THIS AMENDMENT ("Amendment") made as of the 31st day of March 1999, by and between Arris Interactive L.L.C. (f/k/a Products Venture L.L.C.), a Delaware limited liability company (the "Joint Venture") and Antec Corporation, a Delaware corporation, for itself and on behalf of its Affiliates ("Antec").

WHEREAS, the Joint Venture and Antec entered into a Products Distributor Agreement dated November 17, 1995 ("Agreement"; capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Agreement); and

WHEREAS, contemporaneously the Joint Venture, Nortel and Antec are executing various agreements pursuant to which Nortel is conveying certain assets to the Joint Venture and as a result the Parties desire to amend the Agreement to reflect the new terms of the distribution relationship;

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Section 1 of the Agreement shall be amended by deleting in their entirety the definition for "Products", and "Products Limited Liability Company Agreement" and inserting the following definitions in their applicable alphabetized order:

         "CABLE MODEM PRODUCTS": shall mean Hardware and/or Software and any enhancements thereto described on Annex A and which Antec is authorized to distribute pursuant to the terms of this Agreement.

         "CORNERSTONE PRODUCTS": shall mean Hardware and/or Software and any enhancements thereto described on Annex B and which Antec is authorized to distribute pursuant to the terms of this Agreement.

         "PRODUCTS": shall mean the Cable Modem Products and the Cornerstone Products, collectively.

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         "PRODUCTS LIMITED LIABILITY COMPANY AGREEMENT": shall mean Limited
         Liability Company Agreement for the Joint Venture dated as of the date hereof between Nortel and Antec, as amended from time to time.

B. The second sentence of Section 3 of the Agreement shall be deleted in its entirety and the following shall be inserted in lieu of this sentence:

         "The Parties agree to execute amendments to exiting Product Annex(es) or to execute new Annex(es) for the Hardware and Software comprising the Products distributed hereunder, for replacements and enhancements thereto, and for new hardware and software that the Joint Venture manufactures or distributes.

C.       A new Section 5.7 of the Agreement shall be inserted:

         "5.7 Any revisions to Exhibit G in accordance with Sections 5.1(ii), 5.1(iii), or 5.6(iii) shall be mutually agreed to in writing."

D.       A new Section 5.8 of the Agreement shall be inserted:

         "5.8 Notwithstanding anything to the contrary contained in this
         Section 5, those End Users listed in Exhibit G which are Nortel's pre-existing customers for the Cable Modem Products shall be transferred to Antec with notice by Nortel substantially in the form attached hereto as Exhibit ___that such End User's account is being transferred to Antec

E. The first and fifth sentences of Section 9.2 of the Agreement shall be deleted in their entirety and the following shall be inserted in lieu of the first sentence:

         "Except as otherwise provided in a Product Annex, periodically at the request of either Party, no more often than quarterly, Nortel, Antec and the Joint Venture shall agree on a revision to the Distributor Discount so that the Joint Venture's price of the Products to Antec shall be equal to eighty-five percent (85%) of their best estimate of the market price for resale of the Products to the End Users to which Antec is permitted to sell Products hereunder.

F. Except for the amendments expressly set forth above, the Agreement shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

ARRIS INTERACTIVE L.L.C.                    ANTEC CORPORATION
(F/K/A PRODUCTS VENTURE L.L.C.]

/s/ F. Plastina                             /s/ Lawrence Margolis
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Signature                                   Signature


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Name (Please Print or Type)                 Name (Please Print or Type)


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Title                                       Title